UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: June 30, 2021

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Global Bond Fund
(Institutional Class and Investor Class)
Semi-Annual Report
June 30, 2021
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Summary of Investments by Country as of June 30, 2021. (unaudited)
Country	Percentage of Fund Investments
United States	37.91%
Japan	10.47
Germany	5.63
France	5.37
Italy	5.10
Mexico	3.66
Cayman Islands	3.50
South Korea	2.95
Australia	2.88
Spain	2.30
Canada	2.18
United Kingdom	1.93
Belgium	1.24
Netherlands	1.17
Indonesia	1.12
China	1.12
Singapore	1.10
Chile	0.95
South Africa	0.88
Luxembourg	0.84
Norway	0.80
India	0.76
Brazil	0.60
Colombia	0.58
Other	0.57
Ireland	0.50
Egypt	0.31
Romania	0.28
Qatar	0.27
Argentina	0.26
Ghana	0.23
Malaysia	0.20
Bermuda	0.19
Switzerland	0.19
Finland	0.18
Ukraine	0.16
Philippines	0.16
Serbia	0.15
Austria	0.14
Nigeria	0.14
Oman	0.13
Denmark	0.12
Togo	0.12
Senegal	0.11
Ivory Coast	0.11
Thailand	0.09
Hungary	0.07
Venezuela	0.07
Morocco	0.07
Uruguay	0.05
Saudi Arabia	0.05
Kazakhstan	0.04
Total	100.00%

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2021 to June 30, 2021).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(01/01/21)	(06/30/21)	(01/01/21 – 06/30/21)
Institutional Class
Actual	$1,000.00	$ 959.00	$3.16
Hypothetical (5% return before expenses)	$1,000.00	$1,021.60	$3.26
Investor Class
Actual	$1,000.00	$ 956.80	$4.90
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.06
* Expenses are equal to the Fund's annualized expense ratio of 0.65% for the Institutional Class shares and 1.01% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of June 30, 2021 (Unaudited)
Principal Amount(a)		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 7.24%
981,506	Avery Point VII Ltd(b)(c) Series 2015-7A Class AR2 1.14%, 01/15/2028 3-mo. LIBOR + 0.96%	$ 981,214
1,000,000	Bain Capital Credit Ltd(b)(c) Series 2020-3A Class A 1.55%, 10/23/2032 3-mo. LIBOR + 1.38%	1,000,872
725,000	Ballyrock Ltd(b)(c) Series 2020-2A Class A1 1.51%, 10/20/2031 3-mo. LIBOR + 1.32%	725,650
	BMW Canada Automobile Trust
	Series 2019-1 Class A3
850,000	CAD, 2.35%, 02/20/2024	694,833
	Series 2021-1A Class A3
1,205,000	CAD, 0.76%, 12/20/2025(b)	963,988
1,275,000	Carlyle US Ltd(b)(c) Series 2017-2A Class A1R 1.23%, 07/20/2031 3-mo. LIBOR + 1.05%	1,275,033
600,000	Carvana Auto Receivables Trust Series 2021-N2 Class C 1.07%, 03/10/2028	601,484
1,000,000	Cent 21 Ltd(b)(c) Series 2014-21A Class A1R3 1.15%, 07/27/2030 3-mo. LIBOR + 0.97%	1,000,050
987,782	CF Hippolyta LLC(b) Series 2020-1 Class A1 1.69%, 07/15/2060	1,003,722
914,167	CLI Funding VI LLC(b) Series 2020-3A Class A 2.07%, 10/18/2045	921,314
1,300,000	CNH Capital Canada Receivables Trust(b) Series 2021-1A Class A2 CAD, 1.00%, 11/16/2026	1,045,569
875,000	DataBank Issuer(b) Series 2021-1A Class A2 2.06%, 02/27/2051	886,372
325,000	Dell Equipment Finance Trust(b) Series 2018-2 Class C 3.72%, 10/22/2023	327,355
875,000	Dryden 75 Ltd(b)(c) Series 2019-75A Class AR2 1.24%, 04/15/2034 3-mo. LIBOR + 1.04%	875,634
879,313	E-Carat 11 PLC(c) GBP, 0.63%, 05/18/2028 1-mo. SONIA + 0.58%	1,220,223
Principal Amount(a)		Fair Value
Non-Agency — (continued)
800,000	Exeter Automobile Receivables Trust Series 2021-2A Class C 0.98%, 06/15/2026	$ 801,589
	Ford Auto Securitization Trust(b)
	Series 2019-AA Class A2
229,416	CAD, 2.35%, 06/15/2023	186,113
	Series 2020-AA Class A3
975,000	CAD, 1.15%, 11/15/2025	785,903
875,000	Ford Credit Auto Owner Trust(b) Series 2020-2 Class A 1.06%, 04/15/2033	874,025
1,100,000	GM Financial Automobile Leasing Trust Series 2019-2 Class C 3.12%, 03/20/2023	1,110,131
	GMF Canada Leasing Trust(b)
	Series 2020-1A Class A3
800,000	CAD, 1.05%, 11/20/2025	647,927
	Series 2021-1A Class A3
1,325,000	CAD, 0.87%, 05/20/2026	1,066,307
1,125,000	Invesco Ltd(b)(c) Series 2021-1A Class A1 1.17%, 04/15/2034 3-mo. LIBOR + 1.00%	1,125,396
431,554	Invitation Homes Trust(b)(c) Series 2018-SFR4 Class A 1.18%, 01/17/2038 1-mo. LIBOR + 1.10%	432,709
1,025,000	Magnetite XIX Ltd(b)(c) Series 2017-19A Class AR 1.24%, 04/17/2034 3-mo. LIBOR + 1.05%	1,025,367
600,000	Magnetite XVII Ltd(b)(c) Series 2016-17A Class AR 1.29%, 07/20/2031 3-mo. LIBOR + 1.10%	600,256
675,000	Magnetite XXVIII Ltd(b)(c) Series 2020-28A Class A 1.45%, 10/25/2031 3-mo. LIBOR + 1.27%	675,589
	MBarc Credit Canada Inc(b)
	Series 2019-AA Class A3
474,109	CAD, 2.72%, 10/16/2023	383,911
	Series 2021-AA Class A3
1,000,000	CAD, 0.93%, 02/17/2026	804,461
525,000	Neuberger Berman Loan Advisers 40 Ltd(b)(c) Series 2021-40A Class A 1.25%, 04/16/2033 3-mo. LIBOR + 1.06%	526,225
975,000	OneMain Financial Issuance Trust(b) Series 2020-2A Class A 1.75%, 09/14/2035	991,354
840,000	Oscar US Funding X LLC(b) Series 2019-1A Class A4 3.27%, 05/11/2026	873,843

See Notes to Financial Statements.

Semi-Annual Report - June 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of June 30, 2021 (Unaudited)
Principal Amount(a)		Fair Value
Non-Agency — (continued)
1,150,000	Race Point IX Ltd(b)(c) Series 2015-9A Class A1B2 1.38%, 10/15/2030 3-mo. LIBOR + 1.20%	$ 1,150,022
775,000	RIN IV Ltd(b)(c) Series 2021-1A Class A 1.49%, 04/20/2033 3-mo. LIBOR + 1.30%	775,697
77,064	SCF Equipment Leasing LLC(b) Series 2019-1A Class A2 3.23%, 10/20/2024	77,221
	Silver Arrow Canada LP(b)
	Series 2018-1A Class A3
434,299	CAD, 3.17%, 08/15/2025	353,513
	Series 2019-1A Class A3
675,000	CAD, 2.40%, 08/15/2026	554,645
709,468	SpringCastle America Funding LLC(b) Series 2020-AA Class A 1.97%, 09/25/2037	716,578
875,000	Symphony XV Ltd(b)(c) Series 2014-15A Class AR3 1.27%, 01/17/2032 3-mo. LIBOR + 1.08%	874,825
850,000	Symphony XXIV Ltd(b)(c) Series 2020-24A Class A 1.42%, 01/23/2032 3-mo. LIBOR + 1.27%	851,663
550,000	Taconic Park Ltd(b)(c) Series 2016-1A Class A1R 1.19%, 01/20/2029 3-mo. LIBOR + 1.00%	550,271
1,025,000	TCI-Flatiron Ltd(b)(c) Series 2017-1A Class AR 1.12%, 11/18/2030 3-mo. LIBOR + 0.96%	1,025,011
	Tesla Auto Lease Trust(b)
	Series 2019-A Class B
1,000,000	2.41%, 12/20/2022	1,021,253
	Series 2020-A Class B
300,000	1.18%, 01/22/2024	302,824
1,046,333	Textainer Marine Containers VII Ltd(b) Series 2021-1A Class A 1.68%, 02/20/2046	1,034,944
1,100,000	Thompson Park Ltd(b)(c) Series 2021-1A Class A1 1.20%, 04/15/2034 3-mo. LIBOR + 1.05%	1,100,189
	Tricon American Homes Trust(b)
	Series 2017-SFR2 Class A
1,470,814	2.93%, 01/17/2036	1,503,447
	Series 2019-SFR1 Class A
574,617	2.75%, 03/17/2038	599,257
924,730	Trinity Rail Leasing LLC(b) Series 2020-2A Class A1 1.83%, 11/19/2050	941,381
		39,867,160
Principal Amount(a)		Fair Value
U.S. Government Agency — 0.17%
310,000	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates Series 2017-SR01 Class A3 3.09%, 11/25/2027	$ 325,759
547,843	Federal National Mortgage Association Grantor Trust Series 2017-T1 Class A 2.90%, 06/25/2027	596,134
		921,893
TOTAL ASSET-BACKED SECURITIES — 7.41% (Cost $40,137,821)		$ 40,789,053
CORPORATE BONDS AND NOTES
Basic Materials — 0.85%
	Air Products & Chemicals Inc
125,000	1.50%, 10/15/2025	127,972
125,000	1.85%, 05/15/2027	128,400
	Anglo American Capital PLC
140,000	EUR, 1.63%, 09/18/2025	176,130
260,000	EUR, 1.63%, 03/11/2026	326,783
550,000	Equate Petrochemical BV(b) 2.63%, 04/28/2028	555,500
800,000	Inversiones CMPC SA(b) 3.00%, 04/06/2031	803,000
200,000	Nutrien Ltd 1.90%, 05/13/2023	204,874
360,000	OCP SA(b) 5.13%, 06/23/2051	363,276
190,000	Southern Copper Corp 5.88%, 04/23/2045	266,000
	Steel Dynamics Inc
140,000	2.40%, 06/15/2025	146,398
200,000	3.45%, 04/15/2030	217,569
175,000	3.25%, 01/15/2031	187,768
	Suzano Austria GmbH
450,000	3.75%, 01/15/2031	471,937
290,000	3.13%, 01/15/2032	287,207
167,000	Vale Overseas Ltd 6.25%, 08/10/2026	200,901
190,000	Yara International ASA(b) 3.15%, 06/04/2030	203,254
		4,666,969
Communications — 2.77%
	AT&T Inc
370,000	EUR, 0.25%, 03/04/2026	441,038
464,000	EUR, 2.35%, 09/05/2029	622,916
1,625,000	2.75%, 06/01/2031	1,689,169
250,000	EUR, 2.05%, 05/19/2032	327,940
300,000	EUR, 1.80%, 09/14/2039	364,190
625,000	CCO Holdings LLC / CCO Holdings Capital Corp 4.50%, 08/15/2030	650,000

See Notes to Financial Statements.

Semi-Annual Report - June 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of June 30, 2021 (Unaudited)
Principal Amount(a)		Fair Value
Communications — (continued)
460,000	CK Hutchison Group Telecom Finance SA EUR, 1.13%, 10/17/2028	$ 564,011
	Comcast Corp
300,000	3.70%, 04/15/2024	325,310
450,000	2.65%, 02/01/2030	473,701
375,000	EUR, 0.75%, 02/20/2032	446,191
630,000	Lamar Media Corp 3.75%, 02/15/2028	641,025
	Level 3 Financing Inc(b)
855,000	4.25%, 07/01/2028	867,620
150,000	3.75%, 07/15/2029	145,875
	Lumen Technologies Inc(b)
70,000	4.00%, 02/15/2027	71,400
965,000	5.38%, 06/15/2029	978,882
200,000	Millicom International Cellular SA(b) 4.50%, 04/27/2031	207,000
600,000	Orange SA EUR, 0.04%, 09/04/2026	709,951
405,000	Prosus NV(b) 3.83%, 02/08/2051	376,886
500,000	Sinclair Television Group Inc(b) 4.13%, 12/01/2030	491,250
	T-Mobile USA Inc
525,000	3.50%, 04/15/2025	569,019
500,000	3.75%, 04/15/2027	552,500
	Verizon Communications Inc
305,000	4.02%, 12/03/2029	349,718
275,000	3.15%, 03/22/2030	296,937
175,000	2.55%, 03/21/2031	178,872
375,000	3.40%, 03/22/2041	396,691
1,575,000	3.55%, 03/22/2051	1,682,678
325,000	Vodafone Group PLC EUR, 3.10%, 01/03/2079	401,264
375,000	VTR Comunicaciones SpA(b) 5.13%, 01/15/2028	391,357
		15,213,391
Consumer, Cyclical — 1.06%
200,000	CK Hutchison Europe Finance 18 Ltd EUR, 1.25%, 04/13/2025	247,545
320,000	CK Hutchison Finance 16 II Ltd EUR, 0.88%, 10/03/2024	389,701
	Lennar Corp
140,000	5.25%, 06/01/2026	162,483
460,000	4.75%, 11/29/2027	531,699
375,000	Marriott International Inc 5.75%, 05/01/2025	432,862
625,000	Metalsa SA de CV(b) 3.75%, 05/04/2031	617,188
	Nemak SAB de CV
289,000	4.75%, 01/23/2025	299,115
650,000	3.63%, 06/28/2031(b)	653,575
355,000	Sands China Ltd 4.38%, 06/18/2030	383,815
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
700,000	Taylor Morrison Communities Inc 5.13%, 08/01/2030	$ 758,716
1,275,000	Yum! Brands Inc 4.63%, 01/31/2032	1,338,750
		5,815,449
Consumer, Non-Cyclical — 2.75%
175,000	AbbVie Inc 2.95%, 11/21/2026	188,116
345,000	Astrazeneca Finance LLC 2.25%, 05/28/2031	349,952
660,000	AstraZeneca PLC 3.00%, 05/28/2051	680,433
825,000	BAT International Finance PLC EUR, 2.25%, 01/16/2030	1,052,069
575,000	Centene Corp 3.00%, 10/15/2030	590,686
	CVS Health Corp
190,000	2.63%, 08/15/2024	200,500
400,000	3.88%, 07/20/2025	441,637
200,000	Danaher Corp EUR, 2.50%, 03/30/2030	275,162
1,070,000	DaVita Inc(b) 3.75%, 02/15/2031	1,027,200
	DH Europe Finance II SARL
475,000	EUR, 0.20%, 03/18/2026	565,903
500,000	2.60%, 11/15/2029	522,755
875,000	DP World Salaam(d) 6.00%, Perpetual	961,310
875,000	Elanco Animal Health Inc 5.90%, 08/28/2028	1,023,986
	Estee Lauder Cos Inc
35,000	2.00%, 12/01/2024	36,576
230,000	2.38%, 12/01/2029	240,437
848,000	HCA Inc 3.50%, 09/01/2030	903,434
675,000	JBS Finance Luxembourg SARL(b) 3.63%, 01/15/2032	674,791
326,000	Keurig Dr Pepper Inc 4.06%, 05/25/2023	347,520
	Kraft Heinz Foods Co
155,000	3.88%, 05/15/2027	170,310
130,000	4.25%, 03/01/2031	147,678
825,000	MARB BondCo PLC(b) 3.95%, 01/29/2031	795,465
	Medtronic Global Holdings SCA
150,000	EUR, 1.63%, 03/07/2031	196,017
375,000	EUR, 0.75%, 10/15/2032	447,408
650,000	Molina Healthcare Inc 4.38%, 06/15/2028	677,625
500,000	PayPal Holdings Inc 2.40%, 10/01/2024	526,594
	Pfizer Inc
110,000	2.95%, 03/15/2024	116,958
105,000	3.45%, 03/15/2029	118,097
275,000	Takeda Pharmaceutical Co Ltd EUR, 2.00%, 07/09/2040	350,540

See Notes to Financial Statements.

Semi-Annual Report - June 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of June 30, 2021 (Unaudited)
Principal Amount(a)		Fair Value
Consumer, Non-cyclical — (continued)
975,000	United Rentals North America Inc 4.00%, 07/15/2030	$ 1,004,250
	UnitedHealth Group Inc
325,000	2.38%, 08/15/2024	341,879
160,000	2.88%, 08/15/2029	172,591
		15,147,879
Energy — 2.73%
650,000	Cameron LNG LLC(b) 2.90%, 07/15/2031	692,688
365,000	Cheniere Corpus Christi Holdings LLC 3.70%, 11/15/2029	398,683
500,000	Cheniere Energy Inc(b) 4.63%, 10/15/2028	527,500
985,000	Cheniere Energy Partners LP(b) 4.00%, 03/01/2031	1,029,325
525,000	Continental Resources Inc(b) 5.75%, 01/15/2031	628,687
	Diamondback Energy Inc
525,000	2.88%, 12/01/2024	554,505
1,100,000	3.13%, 03/24/2031	1,139,992
800,000	Energy Transfer Operating LP 6.25%, 04/15/2049	1,049,797
500,000	Enterprise Products Operating LLC 2.80%, 01/31/2030	528,208
1,000,000	EQT Corp 3.00%, 10/01/2022	1,021,250
575,000	Equinor ASA 3.25%, 11/18/2049	610,409
325,000	Occidental Petroleum Corp 8.88%, 07/15/2030	434,652
750,000	Petrobras Global Finance BV 5.50%, 06/10/2051	750,262
975,000	Petroleos Mexicanos 6.84%, 01/23/2030	1,004,737
400,000	Pioneer Natural Resources Co 1.90%, 08/15/2030	385,378
990,000	Plains All American Pipeline LP / PAA Finance Corp 3.55%, 12/15/2029	1,042,493
1,425,000	Qatar Petroleum 2.25%, 07/12/2031	1,409,852
455,000	SA Global Sukuk Ltd(b) 1.60%, 06/17/2026	454,682
240,000	Saudi Arabian Oil Co(b) 1.63%, 11/24/2025	242,280
225,000	Sinopec Group Overseas Development 2018 Ltd(b) 1.45%, 01/08/2026	225,157
	Western Midstream Operating LP
135,000	4.35%, 02/01/2025	142,640
290,000	4.65%, 07/01/2026	309,482
385,000	5.30%, 02/01/2030	431,202
		15,013,861
Principal Amount(a)		Fair Value
Financial — 8.77%
	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust
300,000	2.88%, 08/14/2024	$ 313,728
375,000	6.50%, 07/15/2025	439,842
150,000	4.45%, 10/01/2025	165,116
575,000	Air Lease Corp 2.88%, 01/15/2026	604,114
	Ally Financial Inc
650,000	4.70%, Perpetual(d)	673,205
215,000	5.75%, 11/20/2025	246,854
600,000	American Express Co 2.50%, 07/30/2024	632,186
375,000	American Tower Corp REIT 2.40%, 03/15/2025	391,816
450,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander(b) 5.38%, 04/17/2025	510,588
500,000	Banco Santander SA EUR, 0.88%, 05/09/2031	636,586
	Bank of America Corp(d)
604,000	6.25%, Perpetual	668,175
590,000	5.13%, Perpetual	628,350
	Barclays PLC(d)
585,000	8.00%, Perpetual	665,437
975,000	7.88%, Perpetual	1,016,437
525,000	Berkshire Hathaway Inc EUR, (0.07%), 03/12/2025	624,036
950,000	BNP Paribas SA(b) 4.38%, 03/01/2033	1,049,750
875,000	CIT Group Inc 6.13%, 03/09/2028	1,067,675
	Citigroup Inc(d)
940,000	5.35%, Perpetual	975,266
489,000	5.90%, Perpetual	516,130
1,200,000	Citizens Bank NA 2.25%, 04/28/2025	1,253,771
400,000	Credit Agricole Home Loan SFH SA EUR, 1.25%, 03/24/2031	527,473
545,000	Credit Agricole SA 3.25%, 01/14/2030	573,752
	CyrusOne LP / CyrusOne Finance Corp REIT
100,000	2.90%, 11/15/2024	105,603
225,000	EUR, 1.45%, 01/22/2027	271,820
250,000	3.45%, 11/15/2029	265,529
200,000	Development Bank of Kazakhstan JSC 4.13%, 12/10/2022	208,266
1,200,000	Equinix Inc REIT 1.00%, 09/15/2025	1,191,458
250,000	First Republic Bank 1.91%, 02/12/2024	255,428
850,000	GLP Capital LP / GLP Financing II Inc REIT 5.38%, 04/15/2026	978,358
775,000	Goldman Sachs Group Inc(d) 3.80%, Perpetual	788,795

See Notes to Financial Statements.

Semi-Annual Report - June 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of June 30, 2021 (Unaudited)
Principal Amount(a)		Fair Value
Financial — (continued)
	Healthcare Trust of America Holdings LP REIT
230,000	3.50%, 08/01/2026	$ 252,640
260,000	3.10%, 02/15/2030	276,140
575,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp 5.25%, 05/15/2027	593,685
	ING Groep NV
300,000	EUR, 3.00%, 04/11/2028	373,161
200,000	EUR, 2.00%, 03/22/2030	249,844
240,000	Jackson National Life Global Funding(b) 3.30%, 02/01/2022	244,236
	JPMorgan Chase & Co(d)
1,848,000	5.00%, Perpetual	1,953,244
596,000	5.15%, Perpetual	615,370
625,000	KeyCorp 2.25%, 04/06/2027	647,134
200,000	Korea Development Bank 3.00%, 03/19/2022	203,510
	Korea Monetary Stabilization Bond
3,520,000,000	KRW, 1.29%, 02/02/2022	3,132,598
7,330,000,000	KRW, 0.91%, 04/02/2023	6,463,865
1,070,000	Kreditanstalt fuer Wiederaufbau EUR, 0.38%, 04/23/2030	1,318,084
285,000	Marsh & McLennan Cos Inc EUR, 1.98%, 03/21/2030	375,956
	Mastercard Inc
150,000	3.30%, 03/26/2027	165,920
450,000	3.35%, 03/26/2030	506,057
295,000	MDGH - GMTN BV 2.50%, 11/07/2024	309,750
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc REIT
220,000	5.75%, 02/01/2027	244,776
836,000	3.88%, 02/15/2029(b)	849,016
840,000	Natwest Group PLC 3.88%, 09/12/2023	897,326
600,000	PNC Bank NA 2.23%, 07/22/2022	600,663
425,000	Pricoa Global Funding I(b) 2.40%, 09/23/2024	447,881
	Prologis LP REIT
100,000	2.13%, 04/15/2027	104,228
325,000	2.25%, 04/15/2030	331,955
450,000	PTT Treasury Center Co Ltd(b) 3.70%, 07/16/2070	453,183
800,000	Quicken Loans LLC / Quicken Loans Co-Issuer Inc(b) 3.63%, 03/01/2029	790,000
625,000	Royal Bank of Canada 2.55%, 07/16/2024	659,093
	SBA Tower Trust REIT(b)
600,000	2.84%, 01/15/2025	629,441
840,000	1.88%, 01/15/2026	850,406
250,000	SLM Corp 4.20%, 10/29/2025	268,750
Principal Amount(a)		Fair Value
Financial — (continued)
	Spirit Realty LP REIT
335,000	4.00%, 07/15/2029	$ 371,840
565,000	3.20%, 02/15/2031	588,838
725,000	Truist Financial Corp 2.50%, 08/01/2024	764,139
925,000	UBS Group AG(b)(d) 7.00%, Perpetual	1,018,656
600,000	US Bancorp 2.40%, 07/30/2024	631,164
551,000	VICI Properties LP / VICI Note Co Inc REIT(b) 3.50%, 02/15/2025	561,877
950,000	Visa Inc 1.90%, 04/15/2027	980,931
	WPC Eurobond BV REIT
100,000	EUR, 2.13%, 04/15/2027	128,220
135,000	EUR, 1.35%, 04/15/2028	165,528
		48,264,649
Industrial — 0.52%
550,000	Berry Global Inc(b) 1.57%, 01/15/2026	550,165
	Carrier Global Corp
450,000	2.49%, 02/15/2027	470,989
150,000	2.72%, 02/15/2030	155,507
645,000	Crown Americas LLC / Crown Americas Capital Corp VI 4.75%, 02/01/2026	669,317
750,000	General Electric Co(c)(d) 3.45%, Perpetual 3-mo. LIBOR + 3.33%	735,000
260,000	Republic Services Inc 2.50%, 08/15/2024	272,862
		2,853,840
Technology — 0.26%
325,000	Dell International LLC / EMC Corp 6.02%, 06/15/2026	390,171
325,000	Fidelity National Information Services Inc EUR, 1.50%, 05/21/2027	408,744
625,000	Hewlett Packard Enterprise Co 2.25%, 04/01/2023	643,531
		1,442,446
Utilities — 0.67%
205,000	Edison International 4.13%, 03/15/2028	218,092
450,000	EDP Finance BV EUR, 0.38%, 09/16/2026	538,803
575,000	Enel Finance International NV EUR, 0.38%, 06/17/2027	689,448
200,000	Infraestructura Energetica Nova SAB de CV 4.88%, 01/14/2048	204,750
1,025,000	NRG Energy Inc(b) 3.63%, 02/15/2031	1,007,267

See Notes to Financial Statements.

Semi-Annual Report - June 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of June 30, 2021 (Unaudited)
Principal Amount(a)		Fair Value
Utilities — (continued)
370,000	Perusahaan Listrik Negara PT EUR, 1.88%, 11/05/2031	$ 427,197
600,000	Southern California Edison Co 2.85%, 08/01/2029	622,917
		3,708,474
TOTAL CORPORATE BONDS AND NOTES — 20.38% (Cost $108,061,066)		$112,126,958
FOREIGN GOVERNMENT BONDS AND NOTES
750,000	Africa Finance Corp(b) 2.88%, 04/28/2028	752,265
	African Export-Import Bank
550,000	5.25%, 10/11/2023	595,758
1,000,000	3.80%, 05/17/2031(b)	1,025,520
	Argentina Treasury Bond BONCER
6,254,000	ARS, 1.00%, 08/05/2021	36,890
104,232,826	ARS, 1.20%, 03/18/2022	615,178
476,300	ARS, 1.30%, 09/20/2022	2,753
42,380,862	ARS, 1.40%, 03/25/2023	236,901
35,388,870	ARS, 1.50%, 03/25/2024	186,336
	Argentine Bonos del Tesoro
13,350,000	ARS, 18.20%, 10/03/2021	74,337
19,210,486	ARS, 16.00%, 10/17/2023	68,694
25,248,000	ARS, 15.50%, 10/17/2026	58,707
	Australia Government Bond
13,150,000	AUD, 2.25%, 05/21/2028	10,607,838
5,425,000	AUD, 3.00%, 03/21/2047	4,655,438
550,000	Banque Ouest Africaine de Developpement 5.00%, 07/27/2027	611,860
2,700,000,000	Bonos de la Tesoreria de la Republica en pesos(b) CLP, 4.00%, 03/01/2023	3,836,675
3,215,000	Bonos del Tesoro Nacional en Pesos Badlar(c) ARS, 36.13%, 04/03/2022 BADLARPP + 2.07%	18,234
	Brazil Letras do Tesouro Nacional(f)
2,870 (e)	BRL, 0.00%, 01/01/2024	476,706
10,020 (e)	BRL, 0.00%, 07/01/2024	1,594,557
	Brazil Notas do Tesouro Nacional Series F
1,650 (e)	BRL, 10.00%, 01/01/2025	350,088
720 (e)	BRL, 10.00%, 01/01/2027	153,444
700 (e)	BRL, 10.00%, 01/01/2029	149,495
1,140 (e)	BRL, 10.00%, 01/01/2031	241,411
15,800,000	Bundesobligation EUR, (0.68%), 04/05/2024	19,088,521
	Bundesrepublik Deutschland Bundesanleihe
4,600,000	EUR, 4.75%, 07/04/2028	7,506,310
1,050,000	EUR, 2.50%, 08/15/2046	1,947,241
	Canadian Government Bond
2,850,000	CAD, 1.25%, 06/01/2030	2,282,147
850,000	CAD, 3.50%, 12/01/2045	916,607
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
37,500,000	China Government Bond CNY, 3.81%, 09/14/2050	$ 5,952,056
	Colombian TES
1,189,000,000	COP, 7.00%, 05/04/2022	327,433
3,706,000,000	COP, 10.00%, 07/24/2024	1,123,642
1,721,000,000	COP, 6.25%, 11/26/2025	464,923
3,061,000,000	COP, 7.50%, 08/26/2026	861,519
1,184,000,000	COP, 5.75%, 11/03/2027	301,452
360,000	Corp Andina de Fomento 3.25%, 02/11/2022	366,095
2,300,000	Denmark Government Bond DKK, 4.50%, 11/15/2039	645,053
1,030,000	European Investment Bank EUR, 0.63%, 01/22/2029	1,292,916
1,900,000	European Union EUR, 1.38%, 10/04/2029	2,530,763
750,000	Finland Government Bond(b) EUR, 0.50%, 09/15/2027	937,166
	French Republic Government Bond OAT
2,750,000	EUR, (0.63%), 03/25/2023	3,297,000
4,750,000	EUR, 0.25%, 11/25/2026	5,826,513
10,975,000	EUR, 0.75%, 05/25/2028	13,895,169
1,705,000	EUR, 2.00%, 05/25/2048(b)	2,601,563
575,000	Ghana Government International Bond(b) 8.63%, 04/07/2034	593,135
230,000	Hungary Government International Bond 7.63%, 03/29/2041	376,713
	India Government Bond
22,400,000	INR, 8.20%, 09/24/2025	328,594
147,400,000	INR, 5.15%, 11/09/2025	1,946,599
122,960,000	INR, 7.59%, 01/11/2026	1,761,544
	Indonesia Treasury Bond
2,198,000,000	IDR, 7.00%, 05/15/2022	156,229
3,887,000,000	IDR, 12.90%, 06/15/2022	291,546
257,000,000	IDR, 10.25%, 07/15/2022	18,900
2,885,000,000	IDR, 5.63%, 05/15/2023	203,304
1,641,000,000	IDR, 8.38%, 03/15/2024	123,559
65,563,000,000	IDR, 6.50%, 06/15/2025	4,740,283
42,000,000	Inter-American Development Bank MXN, 7.50%, 12/05/2024	2,151,536
65,200,000	International Finance Corp RUB, 5.25%, 03/22/2022	885,481
1,375,000	Ireland Government Bond EUR, 1.00%, 05/15/2026	1,741,514
	Italy Buoni Poliennali Del Tesoro
3,400,000	EUR, 1.35%, 04/15/2022	4,089,676
7,800,000	EUR, 1.65%, 12/01/2030(b)	10,010,896
2,675,000	EUR, 2.70%, 03/01/2047(b)	3,803,217
5,900,000	EUR, 2.45%, 09/01/2050(b)	7,998,003
485,000	Ivory Coast Government International Bond(b) EUR, 4.88%, 01/30/2032	574,455
1,500,000	Japan Bank for International Cooperation 3.38%, 10/31/2023	1,600,040

See Notes to Financial Statements.

Semi-Annual Report - June 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of June 30, 2021 (Unaudited)
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
	Japan Government Ten Year Bond
600,500,000	JPY, 0.80%, 09/20/2023	$ 5,515,551
349,600,000	JPY, 0.10%, 09/20/2027	3,182,510
	Japan Government Thirty Year Bond
752,750,000	JPY, 0.70%, 12/20/2048	6,874,387
634,700,000	JPY, 0.40%, 03/20/2050	5,311,324
1,951,000,000	Japan Government Twenty Year Bond JPY, 0.40%, 03/20/2036	17,931,041
	Kingdom of Belgium Government Bond(b)
1,025,000	EUR, 1.90%, 06/22/2038	1,493,380
1,830,000	EUR, 1.60%, 06/22/2047	2,560,650
	Korea Treasury Bond
3,570,000,000	KRW, 1.25%, 12/10/2022	3,174,620
3,034,000,000	KRW, 0.88%, 12/10/2023	2,660,157
4,300,000	Malaysia Government Bond MYR, 3.89%, 08/15/2029	1,088,404
	Mexican Bonos
428,960 (g)	MXN, 6.50%, 06/09/2022	2,172,194
426,460 (g)	MXN, 6.75%, 03/09/2023	2,177,612
341,910 (g)	MXN, 8.00%, 12/07/2023	1,796,888
475,000 (g)	MXN, 5.75%, 03/05/2026	2,316,715
1,150,000 (g)	MXN, 7.75%, 05/29/2031	6,089,450
850,000	Mexico Government International Bond 6.05%, 01/11/2040	1,065,390
1,625,000	Netherlands Government Bond(b) EUR, 0.75%, 07/15/2027	2,066,458
	Norway Government Bond(b)
16,471,000	NOK, 3.00%, 03/14/2024	2,020,943
7,541,000	NOK, 1.75%, 03/13/2025	899,404
4,472,000	NOK, 1.50%, 02/19/2026	528,528
425,000	Oman Government International Bond(b) 4.88%, 02/01/2025	444,869
245,000	Oman Sovereign Sukuk Co(b) 4.88%, 06/15/2030	251,360
700,000	Philippine Government International Bond EUR, 0.07%, 02/03/2023	829,105
	Republic of Ghana Government Bonds
300,000	GHC, 24.75%, 07/19/2021	51,145
80,000	GHC, 18.75%, 01/24/2022	13,786
130,000	GHC, 18.25%, 07/25/2022	22,500
250,000	GHC, 17.60%, 11/28/2022	43,134
1,370,000	GHC, 16.50%, 02/06/2023	233,202
350,000	GHC, 17.60%, 02/20/2023	60,474
80,000	GHC, 19.00%, 09/18/2023	14,204
970,000	GHC, 19.75%, 03/25/2024	174,869
180,000	GHC, 18.30%, 03/02/2026	30,867
1,125,000	Republic of Italy Government International Bond 2.88%, 10/17/2029	1,170,810
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
58,375,000	Republic of South Africa Government Bond ZAR, 10.50%, 12/21/2026	$ 4,646,699
	Romanian Government International Bond(b)
350,000	EUR, 3.62%, 05/26/2030	479,606
475,000	EUR, 2.75%, 04/14/2041	559,044
450,000	4.00%, 02/14/2051	472,257
500,000	Senegal Government International Bond(b) EUR, 5.38%, 06/08/2037	583,684
600,000	Serbia International Bond(b) EUR, 3.13%, 05/15/2027	791,152
2,175,000	Singapore Government Bond SGD, 2.63%, 05/01/2028	1,764,974
	Spain Government Bond(b)
1,825,000	EUR, 4.40%, 10/31/2023	2,412,813
2,175,000	EUR, 0.60%, 10/31/2029	2,658,632
800,000	EUR, 1.25%, 10/31/2030	1,026,962
3,435,000	EUR, 2.90%, 10/31/2046	5,494,974
730,000	Ukraine Government International Bond 1.26%, 05/31/2040	865,050
225,000	Uruguay Government International Bond 4.38%, 01/23/2031	261,790
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 43.29% (Cost $242,476,872)		$238,191,966
MORTGAGE-BACKED SECURITIES
Non-Agency — 2.36%
500,000	BBCMS Mortgage Trust(b)(c) Series 2019-BWAY Class A 1.03%, 11/15/2034 1-mo. LIBOR + 0.96%	498,586
523,600	Brass No 10 PLC(b)(h) Series 10A Class A1 0.67%, 04/16/2069	523,652
775,000	BX Commercial Mortgage Trust(b)(c) Series 2020-VKNG Class A 1.00%, 10/15/2037 1-mo. LIBOR + 0.93%	775,973
1,450,000	CAMB Commercial Mortgage Trust(b)(c) Series 2019-LIFE Class A 1.14%, 12/15/2037 1-mo. LIBOR + 1.07%	1,452,753
425,000	CGDB Commercial Mortgage Trust(b)(c) Series 2019-MOB Class A 1.02%, 11/15/2036 1-mo. LIBOR + 0.95%	425,134
	CHC Commercial Mortgage Trust(b)(c)
	Series 2019-CHC Class A
670,109	1.19%, 06/15/2034 1-mo. LIBOR + 1.12%	670,529

See Notes to Financial Statements.

Semi-Annual Report - June 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of June 30, 2021 (Unaudited)
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2019-CHC Class B
297,826	1.57%, 06/15/2034 1-mo. LIBOR + 1.50%	$ 297,078
	COMM Mortgage Trust
	Series 2014-CR14 Class A4
365,000	4.24%, 02/10/2047(h)	393,549
	Series 2014-CR19 Class A5
500,000	3.80%, 08/10/2047	541,191
	Series 2020-CX Class A
1,150,000	2.17%, 11/10/2046(b)	1,160,137
950,000	DBWF Mortgage Trust(b) Series 2016-85T Class A 3.79%, 12/10/2036	1,051,061
849,921	Gemgarto PLC(b)(c) Series 2021-1A Class A GBP, 0.64%, 12/16/2067 3-mo. SONIA + 0.59%	1,180,614
508,459	HPLY Trust(b)(c) Series 2019-HIT Class A 1.07%, 11/15/2036 1-mo. LIBOR + 1.00%	508,779
	Lanark Master Issuer PLC(b)(c)
	Series 2019-1A Class 1A1
550,000	0.92%, 12/22/2069 3-mo. LIBOR + 0.77%	550,457
	Series 2020-1A Class 2A
382,500	GBP, 0.62%, 12/22/2069 3-mo. SONIA + 0.57%	532,014
775,000	Morgan Stanley Capital I Trust Series 2019-L2 Class A3 3.81%, 03/15/2052	858,428
1,000,000	NYT Mortgage Trust(b)(c) Series 2019-NYT Class B 1.47%, 12/15/2035 1-mo. LIBOR + 1.40%	1,000,676
590,864	Wells Fargo Commercial Mortgage Trust(b)(c) Series 2021-SAVE Class A 1.22%, 02/15/2040 1-mo. LIBOR + 1.15%	593,300
		13,013,911
U.S. Government Agency — 2.10%
303,446	Federal Home Loan Mortgage Corp Multifamily Structured Credit Risk(b)(c) Series 2021-MN1 Class M1 2.02%, 01/25/2051 1-mo. SOFR + 2.00%	305,592
	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates
	Series KC02 Class A2
325,000	3.37%, 07/25/2025	345,019
Principal Amount(a)		Fair Value
U.S. Government Agency — (continued)
	Series KL3W Class AFLW
420,000	0.56%, 08/25/2025(c) 1-mo. LIBOR + 0.45%	$ 422,212
	Seasoned Credit Risk Transfer Trust
	Series 2017-4 Class M45T
233,992	4.50%, 06/25/2057	260,032
	Series 2018-4 Class M55D
367,935	4.00%, 03/25/2058	401,364
	Series 2019-3 Class M55D
286,567	4.00%, 10/25/2058	314,539
	Series 2020-3 Class TTU
464,120	2.50%, 05/25/2060	482,777
	Seasoned Loans Structured Transaction Trust
	Series 2018-2 Class A1
409,404	3.50%, 11/25/2028	432,864
	Series 2019-1 Class A2
400,000	3.50%, 05/25/2029	441,762
	Series 2019-2 Class A1C
486,103	2.75%, 09/25/2029	511,697
	Series 2019-3 Class A2C
500,000	2.75%, 11/25/2029	530,906
	Uniform Mortgage-Backed Security(i)
5,850,000	2.50%, TBA	6,050,637
1,000,000	3.00%, TBA	1,042,363
		11,541,764
TOTAL MORTGAGE-BACKED SECURITIES — 4.46% (Cost $24,152,027)		$ 24,555,675
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
8,824,800	2.50%, 01/15/2022	8,940,626
13,500,000	0.13%, 05/15/2023	13,474,687
16,225,000	0.13%, 08/15/2023	16,174,931
3,560,000	1.50%, 10/31/2024	3,673,475
4,250,000	2.88%, 05/31/2025	4,613,906
3,874,000	2.63%, 12/31/2025	4,187,854
2,100,000	1.63%, 02/15/2026	2,176,781
957,000	2.13%, 05/31/2026	1,014,943
2,100,000	1.63%, 10/31/2026	2,175,059
11,295,000	2.00%, 11/15/2026	11,919,755
5,450,000	3.38%, 11/15/2048	6,958,543
TOTAL U.S. TREASURY BONDS AND NOTES — 13.69% (Cost $75,257,019)		$ 75,310,560

See Notes to Financial Statements.

Semi-Annual Report - June 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of June 30, 2021 (Unaudited)
Contract Size		Fair Value
PURCHASED OPTIONS
5,300,000	Australian Dollar Futures Put Option, exercise price 0.7305, expiration August 2021, notional amount 3,871,650.	$ 12,928
3,330,000	Euro-Buxl 30 Year Bond Futures Put Option, exercise price 1.18, expiration August 2021, notional amount 3,929,400.	20,911
TOTAL PURCHASED OPTIONS — 0.00%(j) (Cost $69,006)		$ 33,839
Principal Amount(a)
SHORT TERM INVESTMENTS
Foreign Government Bonds and Notes — 3.38%
	Japan Treasury Discount Bill(f)
$252,100,000	JPY, (0.10%), 08/10/2021	2,269,483
36,200,000	JPY, (0.10%), 08/16/2021	325,889
500,800,000	JPY, (0.10%), 08/25/2021	4,508,550
262,700,000	JPY, (0.10%), 09/13/2021	2,365,138
360,000,000	JPY, (0.10%), 09/27/2021	3,241,282
134,800,000	JPY, (0.11%), 12/20/2021	1,214,034
	Letras de la Nacion Argentina con Ajuste por CER(f)
7,308,884	ARS, (113.98%), 09/13/2021	57,882
7,543,000	ARS, (16.96%), 02/28/2022	50,116
1,041,010 (g)	Mexico Cetes(f) MXN, 5.31%, 06/02/2022	497,480
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
	Monetary Authority of Singapore Bill(f)
$ 1,830,000	SGD, 0.25%, 07/16/2021	$ 1,360,750
260,000	SGD, 0.27%, 08/13/2021	193,289
1,740,000	SGD, 0.27%, 08/20/2021	1,293,478
1,650,000	Singapore Treasury Bill(f) SGD, 0.27%, 08/24/2021	1,226,534
		18,603,905
U.S. Government Agency Bonds and Notes — 2.46%
13,500,000	Federal Home Loan Bank 0.03%, 07/01/2021	13,500,000
U.S. Treasury Bonds and Notes — 1.36%
	U.S. Treasury Bills(f)
7,400,000	0.01%, 07/13/2021	7,399,983
99,000	0.01%, 08/03/2021	98,999
		7,498,982
TOTAL SHORT TERM INVESTMENTS — 7.20% (Cost $40,040,659)		$ 39,602,887
TOTAL INVESTMENTS — 96.43% (Cost $530,194,470)		$530,610,938
OTHER ASSETS & LIABILITIES, NET — 3.57%		$ 19,640,148
TOTAL NET ASSETS — 100.00%		$550,251,086

(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at June 30, 2021.
(d)	Security has no contractual maturity date and pays an indefinite stream of interest.
(e)	Principal amount is stated in 1,000 Brazilian Real Units.
(f)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(g)	Principal amount is stated in 100 Mexican Peso Units.
(h)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(i)	Single-class security backed by mortgage loans purchased by either Freddie Mac or Fannie Mae.
(j)	Represents less than 0.005% of net assets.
BADLARPP	Argentina Deposit Rate is the interest rate banks charge each other for short-term loans.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate established as an alternative to LIBOR.
SONIA	Sterling Overnight Interbank Average Rate is the effective overnight interest rate paid by banks for unsecured transactions in the British sterling market.
TBA	To Be Announced
See Notes to Financial Statements.

Semi-Annual Report - June 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of June 30, 2021 (Unaudited)
At June 30, 2021, the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Appreciation/ (Depreciation)
Short
3 Year Commonwealth Treasury Bond Futures	725	AUD	72,166,500	September 2021	$ 149,403
Canadian 10 Year Bond Futures	82	CAD	11,932,640	September 2021	(112,574)
Euro-BTP Futures	55	EUR	8,327,550	September 2021	(46,962)
Euro-Schatz Futures	7	EUR	784,980	September 2021	125
U.S. 5 Year Treasury Note Futures	246	USD	30,363,703	September 2021	(20,011)
U.S. Long Bond Futures	21	USD	3,375,750	September 2021	(59,118)
U.S. Treasury Bond Futures	161	USD	23,699,703	September 2021	(380,782)
Long
10 Year Commonwealth Treasury Bond Futures	6	AUD	590,760	September 2021	3,205
Euro 10 Year Treasury Note Futures	84	EUR	13,359,360	September 2021	62,758
Euro-Bobl Futures	304	EUR	40,781,600	September 2021	7,898
Euro-Bund Futures	10	EUR	1,726,100	September 2021	(593)
Japan 10 Year Bond Futures	41	JPY	6,219,290,000	September 2021	77,575
Long Gilt Futures	163	GBP	20,880,300	September 2021	181,677
U.S. 10 Year Treasury Note Futures	1	USD	132,500	September 2021	156
U.S. Ultra Bond Futures	75	USD	14,451,563	September 2021	431,371
				Net Appreciation	$ 294,128
See Notes to Financial Statements.

Semi-Annual Report - June 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of June 30, 2021 (Unaudited)
At June 30, 2021, the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BA	DKK	2,230,000	USD	357,412	July 30, 2021	$(1,571)
BA	PLN	1,381,950	USD	372,624	September 15, 2021	(10,078)
BA	SEK	9,615,000	USD	1,130,816	July 30, 2021	(6,840)
BA	USD	8,227,686	AUD	10,858,837	July 30, 2021	82,863
BA	USD	3,765,610	CAD	4,633,207	July 30, 2021	27,088
BA	USD	722,215	EUR	605,122	July 30, 2021	4,145
BB	EUR	5,725,000	USD	6,790,528	July 30, 2021	3,054
BB	HUF	18,798,525	USD	65,534	September 15, 2021	(2,165)
BB	KRW	18,535,000	USD	16,610	September 15, 2021	(212)
BB	MYR	2,300,000	USD	556,618	September 15, 2021	(4,410)
BB	USD	3,878,371	CLP	2,861,850,000	September 15, 2021	(8,991)
BB	USD	859,742	RUB	62,625,000	September 15, 2021	13,718
BB	USD	3,012,279	ZAR	43,675,000	September 15, 2021	(15,733)
CIT	GBP	750,000	USD	1,035,864	July 30, 2021	1,589
CIT	USD	5,098,745	ZAR	69,942,725	September 15, 2021	249,578
GS	MXN	5,890,000	USD	294,527	September 15, 2021	(1,887)
GS	MYR	170,000	USD	40,851	September 15, 2021	(35)
HSB	DKK	4,350,000	USD	699,360	July 30, 2021	(5,231)
HSB	ILS	3,000,000	USD	925,522	September 14, 2021	(4,495)
HSB	SGD	2,118,478	USD	1,596,799	September 15, 2021	(21,731)
HSB	USD	4,126,520	CNY	26,510,000	September 15, 2021	52,141
HSB	USD	2,787,516	MXN	56,091,309	September 15, 2021	668
HSB	USD	1,902,935	SGD	2,560,000	September 15, 2021	(400)
HSB	ZAR	43,825,000	USD	3,115,337	September 15, 2021	(76,925)
JPM	NOK	6,750,000	USD	787,308	July 30, 2021	(3,231)
JPM	THB	11,270,000	USD	362,112	September 15, 2021	(11,560)
JPM	USD	3,015,354	JPY	334,733,873	July 30, 2021	1,273
MS	GBP	15,091,823	USD	21,002,682	July 30, 2021	(126,601)
MS	JPY	4,068,170,720	USD	36,659,018	July 30, 2021	(27,545)
MS	PLN	7,420,000	USD	2,000,539	September 15, 2021	(53,949)
MS	USD	346,079	EUR	289,841	July 30, 2021	2,138
MS	USD	3,093,910	MXN	64,000,000	September 15, 2021	(85,874)
MS	ZAR	3,070,000	USD	214,054	September 15, 2021	(1,209)
UFS	EUR	19,976,161	USD	23,839,071	July 30, 2021	(134,320)
UFS	JPY	384,215,000	USD	3,461,923	July 30, 2021	(2,294)
					Net Depreciation	$(169,032)
At June 30, 2021, the Fund held the following outstanding centrally cleared credit default swaps:
Reference Obligation	Notional Amount(c)	Value	Upfront Payments/(Receipts)	Fixed Deal Pay/Receive Rate	Maturity Date	Net Unrealized Appreciation/ (Depreciation)	Buy/Sell Credit Protection	Payment Frequency
CDX.NA.HY.36 Index(a)	$7,850,000	$(795,990)	$(820,329)	5.00	June 20, 2026	$24,339	Buy	Quarterly
CDX.EM.35 Index(b)	12,950,000	336,730	375,777	1.00	June 20, 2026	(39,047)	Buy	Quarterly
					Net Depreciation	$(14,708)
(a) Based on an index of North American bonds with high yield credit ratings that trade in the credit default swap market.
(b) Based on an index of emerging market bonds that trade in the credit default swap market.
(c) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
See Notes to Financial Statements.

Semi-Annual Report - June 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of June 30, 2021 (Unaudited)
At June 30, 2021, the Fund held the following outstanding centrally cleared interest rate swaps:
Rate Received by the Fund	Rate Paid by the Fund	Notional Amount	Maturity Date	Net Unrealized Appreciation/ (Depreciation)	Payment Frequency
6-mo. NOK NIBOR	1.24%	40,595,279	February 22, 2026	$ (42,659)	Semi-Annual
6-mo. NOK NIBOR	1.25%	123,850,000	February 23, 2026	124,647	Semi-Annual
3-mo. NZD-BBR-FRA	1.23%	15,480,000	May 24, 2026	54,416	Quarterly
3-mo. NZD-BBR-FRA	1.19%	8,475,000	May 25, 2026	39,250	Quarterly
6-mo. NOK NIBOR	1.45%	67,640,000	June 17, 2026	4,972	Semi-Annual
6-mo. NOK NIBOR	1.43%	75,190,000	June 18, 2026	10,495	Semi-Annual
1.97%	3-mo. NZD-BBR-FRA	8,490,000	May 24, 2031	60,208	Quarterly
3-mo. NZD-BBR-FRA	1.92%	4,650,000	May 25, 2031	19,873	Quarterly
0.73%	6-mo. GBP LIBOR	2,220,000	February 26, 2050	(286,786)	Semi-Annual
			Net Depreciation	$ (15,584)
See Notes to Financial Statements.

Semi-Annual Report - June 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of June 30, 2021 (Unaudited)
At June 30, 2021, the Fund held the following exchange traded swaptions:
Description	Counterparty	Rate Received by the Fund	Rate Paid by the Fund	Expiration Date	Exercise Rate	Notional Amount	Fair Value
Written: Interest Rate Put Swaption	GS	1.91%	3-mo. USD LIBOR	January 2026	1.91%	21,050,000	$(1,156,329)
Purchased: Interest Rate Put Swaption	GS	3-mo. USD LIBOR	1.81%	January 2026	1.81%	8,000,000	1,048,201
							$ (108,128)
Counterparty Abbreviations:
BA	Bank of America Corp
BB	Barclays Bank PLC
CIT	Citigroup Global Markets
GS	Goldman Sachs
HSB	HSBC Bank USA
JPM	JP Morgan Chase & Co
MS	Morgan Stanley & Co LLC
NIBOR	Norwegian Interbank Offered Rate is the interest rate level a bank requires for unsecured money market lending in NOK to another bank.
NZD-BBR-FRA	The rate for the New Zealand Dollar bills of exchange for a period of designated maturity.
UFS	UBS Investment Bank
Currency Abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro Dollar
GBP	British Pound
GHC	Ghanaian Cedi
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar
ZAR	South African Rand
See Notes to Financial Statements.

Semi-Annual Report - June 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of June 30, 2021 (Unaudited)
Summary of Investments by Country as of June 30, 2021.
Country	Fair Value	Percentage of Fund Investments
United States	$201,154,856	37.91%
Japan	55,563,612	10.47
Germany	29,860,155	5.63
France	28,481,170	5.37
Italy	27,072,601	5.10
Mexico	19,405,682	3.66
Cayman Islands	18,576,016	3.50
South Korea	15,634,750	2.95
Australia	15,263,276	2.88
Spain	12,229,966	2.30
Canada	11,549,890	2.18
United Kingdom	10,243,463	1.93
Belgium	6,584,794	1.24
Netherlands	6,203,859	1.17
Indonesia	5,961,018	1.12
China	5,952,056	1.12
Singapore	5,839,025	1.10
Chile	5,031,033	0.95
South Africa	4,646,699	0.88
Luxembourg	4,470,800	0.84
Norway	4,262,538	0.80
India	4,036,737	0.76
Brazil	3,166,601	0.60
Colombia	3,078,969	0.58
Other	3,037,017	0.57
Ireland	2,660,201	0.50
Egypt	1,621,278	0.31
Romania	1,510,907	0.28
Qatar	1,409,852	0.27
Argentina	1,406,029	0.26
Ghana	1,237,317	0.23
Malaysia	1,088,404	0.20
Bermuda	1,034,944	0.19
Switzerland	1,018,656	0.19
Finland	937,166	0.18
Ukraine	865,050	0.16
Philippines	829,105	0.16
Serbia	791,152	0.15
Austria	759,145	0.14
Nigeria	752,265	0.14
Oman	696,229	0.13
Denmark	645,053	0.12
Togo	611,860	0.12
Senegal	583,684	0.11
Ivory Coast	574,455	0.11
Thailand	453,183	0.09
Hungary	376,713	0.07
Venezuela	366,095	0.07
Morocco	363,276	0.07
Uruguay	261,790	0.05
Saudi Arabia	242,280	0.05
Kazakhstan	208,266	0.04
Total	$530,610,938	100.00%
See Notes to Financial Statements.

Semi-Annual Report - June 30, 2021

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of June 30, 2021 (Unaudited)
Great-West Global Bond Fund
ASSETS:
Investments in securities, fair value(a)	$530,610,938
Cash	31,607,322
Cash denominated in foreign currencies, fair value(b)	2,711,215
Cash pledged on futures contracts	2,393,710
Cash pledged on forward foreign currency contracts	579,705
Cash pledged on centrally cleared swaps	1,515,433
Interest receivable	3,186,633
Subscriptions receivable	146,701
Receivable for investments sold	6,404,031
Variation margin on futures contracts	125,647
Unrealized appreciation on forward foreign currency contracts	438,255
Total Assets	579,719,590
LIABILITIES:
Payable for TBA investments purchased	7,102,321
Payable for director fees	2,943
Payable for investments purchased	20,772,708
Payable for other accrued fees	204,969
Payable for shareholder services fees	9,134
Payable to investment adviser	268,290
Redemptions payable	356,009
Unrealized depreciation on forward foreign currency contracts	607,287
Variation margin on centrally cleared swaps	36,715
Swaptions, fair value	108,128
Total Liabilities	29,468,504
NET ASSETS	$550,251,086
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$6,197,411
Paid-in capital in excess of par	549,082,678
Undistributed/accumulated deficit	(5,029,003)
NET ASSETS	$550,251,086
NET ASSETS BY CLASS
Investor Class	$28,891,327
Institutional Class	$521,359,759
CAPITAL STOCK:
Authorized
Investor Class	35,000,000
Institutional Class	130,000,000
Issued and Outstanding
Investor Class	3,583,455
Institutional Class	58,390,657
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$8.06
Institutional Class	$8.93
(a) Cost of investments	$530,194,470
(b) Cost of cash denominated in foreign currencies	$2,721,281
See Notes to Financial Statements.

Semi-Annual Report - June 30, 2021

GREAT-WEST FUNDS, INC.
Statement of Operations
For the period ended June 30, 2021 (Unaudited)
Great-West Global Bond Fund
INVESTMENT INCOME:
Interest	$1,300,554
Income from securities lending	293
Foreign withholding tax	(48,242)
Total Income	1,252,605
EXPENSES:
Management fees	1,441,152
Shareholder services fees – Investor Class	49,754
Audit and tax fees	39,428
Custodian fees	92,875
Director's fees	7,112
Legal fees	8,020
Pricing fees	24,031
Registration fees	17,369
Shareholder report fees	976
Transfer agent fees	4,556
Other fees	2,234
Total Expenses	1,687,507
Less amount waived by investment adviser	16,695
Net Expenses	1,670,812
NET INVESTMENT LOSS	(418,207)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	2,494,763
Net realized gain on credit default swaps	120,664
Net realized loss on interest rate swaps	(539,460)
Net realized loss on futures contracts	(595,293)
Net realized gain on purchased swaptions	37,689
Net realized gain on written swaptions	171,157
Net realized loss on forward foreign currency contracts	(2,347,189)
Net Realized Loss	(657,669)
Net change in unrealized depreciation on investments and foreign currency translations	(19,266,360)
Net change in unrealized depreciation on credit default swaps	(14,708)
Net change in unrealized depreciation on interest rate swaps	(288,229)
Net change in unrealized depreciation on futures contracts	(136,562)
Net change in unrealized appreciation on forward foreign currency contracts	253,201
Net change in unrealized appreciation on purchased swaptions	63,081
Net change in unrealized depreciation on written swaptions	(170,558)
Net Change in Unrealized Depreciation	(19,560,135)
Net Realized and Unrealized Loss	(20,217,804)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,636,011)
See Notes to Financial Statements.

Semi-Annual Report - June 30, 2021

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the period ended June 30, 2021 and fiscal year ended December 31, 2020
Great-West Global Bond Fund	2021 (Unaudited)	2020
OPERATIONS:
Net investment income (loss)	$(418,207)	$7,752,642
Net realized loss	(657,669)	(17,166,565)
Net change in unrealized appreciation (depreciation)	(19,560,135)	31,455,965
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,636,011)	22,042,042
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	-	(89,249)
Institutional Class	-	(1,163,984)
From return of capital	0	(1,253,233)
From net investment income and net realized gains
Investor Class	(19,573)	(219,860)
Institutional Class	(961,735)	(4,698,770)
From net investment income and net realized gains	(981,308)	(4,918,630)
Total Distributions	(981,308)	(6,171,863)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	5,856,346	12,449,236
Institutional Class	97,155,419	128,351,810
Shares issued in reinvestment of distributions
Investor Class	19,573	309,109
Institutional Class	961,735	5,862,754
Shares redeemed
Investor Class	(5,044,737)	(22,851,953)
Institutional Class	(16,459,202)	(159,867,233)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	82,489,134	(35,746,277)
Total Increase (Decrease) in Net Assets	60,871,815	(19,842,569)
NET ASSETS:
Beginning of Period	489,379,271	509,255,369
End of Period	$550,251,086	$489,379,271
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	714,909	1,530,362
Institutional Class	10,788,549	14,257,987
Shares issued in reinvestment of distributions
Investor Class	2,425	37,755
Institutional Class	107,697	647,916
Shares redeemed
Investor Class	(614,025)	(2,834,472)
Institutional Class	(1,816,845)	(18,206,698)
Net Increase (Decrease)	9,182,710	(4,567,150)
See Notes to Financial Statements.

Semi-Annual Report - June 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of period	Total Return (b)(c)
Investor Class
06/30/2021(Unaudited)	$8.43	(0.02)	(0.34)	(0.36)	-	(0.01)	-	(0.01)	$8.06	(4.32%) (d)
12/31/2020	$8.09	0.10	0.33	0.43	(0.02)	(0.07)	-	(0.09)	$8.43	5.33%
12/31/2019	$8.07	0.20	0.13	0.33	-	(0.31)	-	(0.31)	$8.09	4.07%
12/31/2018	$8.34	0.30	(0.32)	(0.02)	-	(0.22)	(0.03)	(0.25)	$8.07	(0.27%)
12/31/2017	$8.34	0.33	(0.17)	0.16	(0.16)	-	-	(0.16)	$8.34	1.95%
12/31/2016	$8.21	0.19	0.12	0.31	(0.07)	(0.11)	-	(0.18)	$8.34	2.97%
Institutional Class
06/30/2021(Unaudited)	$9.33	(0.01)	(0.37)	(0.38)	-	(0.02)	-	(0.02)	$8.93	(4.10%) (d)
12/31/2020	$8.95	0.16	0.35	0.51	(0.02)	(0.11)	-	(0.13)	$9.33	5.72%
12/31/2019	$8.91	0.25	0.14	0.39	-	(0.35)	-	(0.35)	$8.95	4.39%
12/31/2018	$9.20	0.35	(0.35)	0.00	-	(0.26)	(0.03)	(0.29)	$8.91	0.06%
12/31/2017	$9.16	0.40	(0.20)	0.20	(0.16)	-	-	(0.16)	$9.20	2.47%
12/31/2016	$8.98	0.24	0.13	0.37	(0.07)	(0.12)	-	(0.19)	$9.16	3.29%
	Net assets, end of period (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
06/30/2021 (Unaudited)	$ 28,891	1.13% (f)	1.01% (f)	(0.47%) (f)	45% (d)(g)
12/31/2020	$ 29,333	1.10%	1.01%	1.25%	104%
12/31/2019	$ 38,388	1.07%	1.01%	2.46%	73%
12/31/2018	$ 41,754	1.12%	1.01%	3.60%	123%
12/31/2017	$ 47,461	1.22%	1.13%	3.88%	55%
12/31/2016	$ 54,085	1.30%	1.30%	2.32%	50%
Institutional Class
06/30/2021 (Unaudited)	$521,360	0.65% (f)	0.65% (f)	(0.15%) (f)	45% (d)(g)
12/31/2020	$460,046	0.66%	0.66%	1.76%	104%
12/31/2019	$470,867	0.65%	0.65%	2.79%	73%
12/31/2018	$409,355	0.70%	0.66%	3.80%	123%
12/31/2017	$329,358	0.82%	0.78%	4.24%	55%
12/31/2016	$298,199	0.95%	0.95%	2.66%	50%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Not annualized for periods less than one full year.
(e)	Portfolio turnover is calculated at the Fund level.
(f)	Annualized.
(g)	Portfolio turnover includes purchases and sales from mortgage dollar roll transactions which occurred during the period. Excluding these transactions, the portfolio turnover would have been 39%.
See Notes to Financial Statements.

Semi-Annual Report - June 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Notes to Financial Statements (Unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of fifty-five funds. Interests in the Great-West Global Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek current income with capital appreciation and growth of income. The Fund is non-diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

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Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market

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research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Purchased Options, Purchased and Written Swaptions	Cash rates, futures and swap rates, FX spot and forward curve, FX volatilities, interest rates, net present value of cash flows.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
Credit Default Swaps	Reported trades, credit spreads and curves, recovery rates, restructuring types and net present value of cashflows.
Interest Rate Swaps	Interest rate curves, LIBOR curves, reported trades and swap curves.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of June 30, 2021, all of the Fund’s investments are valued using Level 2 inputs, except for Futures Contracts, which are valued using Level 1 inputs. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
To Be Announced Transactions
The Fund may invest in securities known as To Be Announced (TBA) securities. TBA’s are Federal National Mortgage Association, Federal Home Loan Mortgage Corporation or Government National Mortgage Association issued mortgage backed securities for forward settlement, in which the buyer and seller decide on trade parameters, but the exact pools are unknown until two days before settlement date. The transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. TBA transactions generally settle monthly on a specified date. TBA’s are included in Investments in securities, fair value on the Statement of Assets and Liabilities.
Dollar Rolls
The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

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The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, market discount adjustments, and foreign currency reclassifications.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of June 30, 2021 were as follows:
Federal tax cost of investments	$531,214,267
Gross unrealized appreciation on investments	74,026,599
Gross unrealized depreciation on investments	(74,650,443)
Net unrealized depreciation on investments	$(623,844)
Application of Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued ASU No. 2020-04, “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU No. 2020-04). ASU No. 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates scheduled to begin at the end of 2021. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The Fund is evaluating the impact, if any, of ASU No. 2020-04 on the financial statements.

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2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including credit default swaps, interest rate swaps, futures contracts, forward foreign currency contracts, purchased options, written options, purchased swaptions and written swaptions. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Credit Risk - The risk that an issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Interest Rate Risk - The risk that market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements, if any, at pre-arranged exposure levels. Collateral or margin requirements, if any, are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, if any, events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged on and cash received on, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the

Semi-Annual Report - June 30, 2021

extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
Options
The Fund may buy and sell put and call options, or write put and call options to increase, decrease, or change the level or types of exposure to market risk factors. When an option is purchased, the Fund is entitled to buy and sell a specified number of shares or units of a particular security, currency, or index at a specified price at a specified date or within a specified period of time. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price. Options can be an over-the-counter transaction or maybe executed on a registered exchange and cleared through a clearing-house associated with the exchange. The use of options may involve risks such as the Fund paying a premium without the option being exercised, or that the clearinghouse will fail to perform its obligations. The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.
Purchased options, if any, are reported in the Schedule of Investments. Written options, if any, are disclosed in a table following the Schedule of Investments. Upon purchasing a put or call option for a premium, the premium paid is recorded as an investment and its value is marked-to-market daily. When the Fund writes an option, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the option written. When options expire, exercised or closed, the realized gain or loss is included on the Statement of Operations. The Fund held an average market value of $4,931,429 in purchased options for the reporting period. As of June 30, 2021, there were no written options held.
Purchased and written swaptions, if any, are disclosed in a table following the Schedule of Investments. Upon purchasing a put or call swaption for a premium, the premium paid is recorded as an investment and its value is marked-to-market daily. When the Fund writes an swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the option written. When swaptions expire, exercised or closed, the realized gain or loss is included on the Statement of Operations. The Fund held an average market value of $13,450,000 and $(31,228,571) in purchased swaptions and written swaptions, respectively, for the reporting period.
Futures Contracts
The Fund uses futures contracts to capitalize on expected changes in the shape of the yield curve and to control overall interest rate exposure. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 169 futures contracts, net of both long and short positions, for the reporting period.

Semi-Annual Report - June 30, 2021

Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average foreign currency contracts amount of $205,124,022 in forward contracts for the reporting period.
Credit Default Swaps
The Fund enters into credit default swap contracts to gain exposure on individual names and/or baskets of securities. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the number of defaults event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed on a registered exchange (centrally cleared credit default swaps).
Credit default swaps, if any, are reported in a table following the Schedule of Investments. For centrally cleared credit default swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared credit default swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Any upfront premiums paid or received upon entering into a swap are capitalized and amortized to income ratably over the term of the swap. Upfront premiums are disclosed as upfront premiums paid/received in a table following the Schedule of Investments. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within variation margin on the Statement of Assets and Liabilities. Upon the termination of swap contracts, the net gain or loss is recorded as net realized gain or loss on credit default swaps on the Statement of Operations.
Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. The Fund held an average notional amount of $7,767,857 in credit default swaps for the reporting period.
Interest Rate Swaps
The Fund enters into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified notional amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps).
For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as realized gain or loss on the Statement of Operations.

Semi-Annual Report - June 30, 2021

The Fund has entered into interest rate swaps in which it either pays or receives a fixed interest rate and pays or receives a floating interest rate. Barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap. The Fund held an average notional amount of $151,755,199 in interest rate swaps for the reporting period. Interest rate swaps are reported in a table following the Schedule of Investments.
Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of June 30, 2021 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts (swaps)	Net unrealized appreciation on credit default swaps	$ 24,339(a)	Net unrealized depreciation on credit default swaps	$(39,047)(a)
Interest rate contracts (swaps)	Net unrealized appreciation on interest rate swaps	$313,861 (a)	Net unrealized depreciation on interest rate swaps	$(329,445) (a)
Interest rate contracts (futures contracts)	Net unrealized appreciation on futures contracts	$914,168 (a)	Net unrealized depreciation on futures contracts	$(620,040) (a)
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$ 438,255	Unrealized depreciation on forward foreign currency contracts	$(607,287)
Interest rate contracts (purchased options)	Net unrealized appreciation on purchased options	$ 33,839(a)
Interest rate contracts (purchased swaptions)	Net unrealized appreciation on purchased swaptions	$ 63,081(a)
Interest rate contracts (written swaptions)			Net unrealized depreciation on written swaptions	$(170,558) (a)
(a)Includes cumulative appreciation of credit contracts and interest rate contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the period ended June 30, 2021 is as follows:
	Net Realized Gain or (Loss)		Net Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Interest rate contracts (futures contracts)	Net realized loss on futures contracts	$ (595,293)	Net change in unrealized depreciation on futures contracts	$(136,562)
Credit contracts (swaps)	Net realized gain on credit default swaps	$ 120,664	Net change in unrealized depreciation on credit default swaps	$(14,708)
Interest rate contracts (swaps)	Net realized loss on interest rate swaps	$ (539,460)	Net change in unrealized depreciation on interest rate swaps	$(288,229)
Foreign exchange contracts (forwards)	Net realized loss on forward foreign currency contracts	$(2,347,189)	Net change in unrealized appreciation on forward foreign currency contracts	$253,201
Interest rate contracts (purchased options)			Net change in unrealized appreciation on purchased options	$33,839
Interest rate contracts (purchased swaptions)	Net realized gain on purchased swaptions	$ 37,689	Net change in unrealized appreciation on purchased swaptions	$83,173
Interest rate contracts (written swaptions)	Net realized gain on written swaptions	$ 171,157	Net change in unrealized depreciation on written swaptions	$(170,558)

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Concentration of Risk
The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.
3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at June 30, 2021.
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities (a)	Financial Investments Available for Offset	Financial Investments Collateral Received	Cash Collateral Pledged (Received)(b)	Net Amount
Derivative Assets (forward contracts)	$ 438,255	$(91,483)	$—	$ —	$346,772
Derivative Liabilities (forward contracts)	$(607,287)	$ 91,483	$—	$579,705	$ 63,901
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities. Variation margin related to futures contracts and centrally cleared swaps are excluded from these reported amounts.
(b) Reported collateral within this table is limited to the net outstanding amount due from an individual counterparty. The collateral pledged (received) by the Fund may exceed these reported amounts.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.58% of the Fund’s average daily net assets up to $1 billion dollars, 0.53% of the Fund’s average daily net assets over $1 billion dollars and 0.48% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.66% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2022 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At June 30, 2021, the amounts subject to recoupment were as follows:
Expires December 31, 2021	Expires December 31, 2022	Expires December 31, 2023	Expires June 30, 2024	Recoupment of Past Reimbursed Fees by the Adviser
$188,556	$25,162	$29,302	$16,695	$0
The Adviser and Great-West Funds entered into a sub-advisory agreement with Franklin Advisers, Inc and Mellon Investments Corp. The Adviser is responsible for compensating the Sub-Advisers for their services.
Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.

Semi-Annual Report - June 30, 2021

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all fifty-five funds for which they serve as directors was $595,500 for the fiscal period ended June 30, 2021.
5.  PURCHASES AND SALES OF INVESTMENTS
For the period ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (including mortgage dollar rolls and TBA transactions, excluding all U.S. Government securities and short-term securities) were $194,399,013 and $115,781,507, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $74,821,630 and $88,774,659, respectively.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income, after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The Fund had no securities on loan as of June 30, 2021.
7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
8.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to June 30, 2021, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued.
Effective July 9, 2021, BlueBay Asset Management LLP replaced Franklin Advisers, Inc and joined Mellon Investments Corp as a sub-adviser to the Fund. Additionally, effective on or about September 1, 2021, sub-adviser responsibilities currently handled by Mellon Investments Corp will transition to Insight North America LLC.
Effective on or about July 9, 2021, the management fee changed from 0.58% to 0.57% of the Fund's average daily net assets up to $1 billion dollars, from 0.53% to 0.52% of the Fund's average daily net assets over $1 billion dollars, and from 0.48% to 0.47% of the Fund's average daily net assets over $2 billion dollars. Additionally, the Expense Limit changed from 0.66% to 0.65% of the Fund's average daily net assets.

Semi-Annual Report - June 30, 2021

Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form NPORT-EX. Great-West Funds’ Forms NPORT-EX are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the SEC website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the SEC website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the Great-West Capital Management, LLC (the “Adviser”) Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through May 2021 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception in December 2018 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 10, 2021. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.
Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), at a meeting held on April 20, 2021 (the “April Meeting”), unanimously approved the continuation of (i) the investment advisory agreement (the “Advisory Agreement”) between Great-West Capital Management, LLC (“GWCM”) and the Company, on behalf of Great-West Global Bond Fund (the “Fund”), a series of the Company, (ii) the investment sub-advisory agreement (the “Franklin Sub-Advisory Agreement”) by and among the Company, GWCM and Franklin Advisers, Inc. (“Franklin”), with respect to the Fund; and (iii) the investment sub-advisory agreement (the “Mellon Sub-Advisory Agreement”) by and among the Company, GWCM and Mellon Investments Corporation (“Mellon” and together with Franklin, the “Sub-Advisers” or each, a “Sub-Adviser”), with respect to the Fund. (The Franklin Sub-Advisory Agreement and Mellon Sub-Advisory Agreement are referred to together as the “Sub-Advisory Agreements” or each, a “Sub-Advisory Agreement.” The Fund and the Company’s other series are referred to collectively as the “Great-West Funds.”) The continuation of the Franklin Sub-Advisory Agreement was for the limited purpose of ensuring the orderly transition of the management of the Franklin allocated portion of the Fund’s portfolio to a replacement sub-adviser, as described below.
Pursuant to the Advisory Agreement, GWCM acts as investment adviser and, subject to oversight by the Board, directs the investments of the Fund in accordance with its investment objective, policies and limitations. GWCM also provides, subject to oversight by the Board, the management and administrative services necessary for the Fund’s operation. In addition, GWCM is responsible for allocating the Fund’s assets among one or more sub-advisers—including, in this case, each of Franklin and Mellon. In this connection, the Fund operates under a manager-of-managers structure pursuant to an order issued by the United States Securities and Exchange Commission, which permits GWCM to enter into and materially amend the Sub-Advisory Agreements with Board approval but without shareholder approval. Under this structure, GWCM is also responsible for monitoring and evaluating the performance of each Sub-Adviser for its sleeve of the Fund and for recommending the hiring, termination and replacement of each Sub-Adviser to the Board.
Pursuant to its respective Sub-Advisory Agreement, each Sub-Adviser, subject to general supervision and oversight by GWCM and the Board, is responsible for the day-to-day management of the investment and reinvestment of its allocated portion of the Fund’s portfolio, which includes making decisions to buy, sell or hold any particular security.
On March 30, 2021 (the “March Meeting”), the Independent Directors met separately with independent legal counsel in advance of the April Meeting to evaluate information encompassing a wide variety of topics and furnished by GWCM and each Sub-Adviser in connection with the proposed continuation of the Advisory Agreement and Sub-Advisory Agreements (collectively, the “Agreements” or each, an “Agreement”), and met separately with representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and with GWCM to review comparative information on the Fund’s investment performance, fees and expenses. In addition, at the March Meeting, the Independent Directors met separately with representatives of an independent provider of mutual fund advisory contract renewal consulting services (the “Independent Fee Consultant”) to review comparative information regarding the Fund’s investment performance, fees and expenses, and further discussed such information with GWCM. The Independent Directors also considered additional information provided in response to their requests made following the March Meeting. The Independent Directors further discussed continuation of the Agreements separately with independent legal counsel at the April Meeting. The Independent Directors weighed and considered the information provided in light of their substantial accumulated experience in governing the Fund and the other Great-West Funds. Although the Board considered the approval of the Agreements for the Fund as part of its multi-faceted annual review process of agreements across the Great-West Funds, the Board’s approvals were made on a fund-by-fund basis.
In approving the continuation of each of the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. Furthermore, at each of its meetings, the Board covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of advisory agreements for the Great-West Funds, including the services and support provided to each of the Great-West Funds, including the Fund and its shareholders.
In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after a comprehensive consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. The Independent Directors were assisted throughout the evaluation process by independent legal counsel.
Based upon its review of the Agreements and the information provided to it, the Board concluded that each Agreement was reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the continuation of the Agreements are discussed below.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided and to be provided to the Fund by GWCM and each Sub-Adviser (each, an “adviser”). Among other things, the Board considered, as applicable, each adviser’s organizational history, personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and to obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund. The Board also reviewed, as applicable, the qualifications, education, experience, tenure and responsibilities of the senior personnel serving the Fund and the portfolio management teams responsible for the day-to-day management of the Fund, as well as each adviser’s efforts to attract, retain and motivate capable personnel to serve the Fund. In addition, the Board considered, as applicable, each adviser’s reputation for management of its investment strategies, its investment decision-making process, its disaster recovery procedures, including cybersecurity risk mitigation, its overall financial condition and ability to carry out its obligations to the Fund, its technical resources, operational capabilities and safeguards, and compliance policies and procedures, including for liquidity risk management oversight, as well as each Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. With respect to GWCM, the Board noted recent and anticipated system and process enhancements, such as the implementation of a new trade order management system and compliance tool, use of an industry leading portfolio and risk analytics program, enhancements to investment applications, and GWCM’s efforts generally to ensure that third-party programs used to service the Fund are monitored effectively and upgraded as needed.
Consideration also was given to the fact that the Board meets with representatives of each Sub-Adviser each year to discuss portfolio management strategies and performance. Additionally, the quality of each adviser’s communications with the Board, as well as the adviser’s responsiveness to the Board, were taken into account. Also considered was each adviser’s response to market volatility and economic developments and changing circumstances in the mutual fund industry. In this regard, the Board received and considered information furnished by each adviser on the impacts of the coronavirus (COVID-19) outbreak on each adviser generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund.
The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by GWCM and the Sub-Advisers.
Investment Performance
The Board received and considered information regarding the investment performance of the Fund. The Board reviewed performance information for the Fund’s Investor Class and Institutional Class as compared to a benchmark index and a “performance universe” of peer funds compiled by Broadridge, based on Lipper fund classifications. This performance data included, among other things, annualized returns for the one-, three-, five- and ten-year periods ended December 31, 2020 with respect to the Investor Class, and for the Institutional Class, annualized returns for the one-, three- and five-year periods ended December 31, 2020. In evaluating the performance of the Fund, the Board noted how the Fund performed relative to the returns of the benchmark index and the performance universe. In addition, the Board noted that it had also received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index and to a peer group of funds.
The Board observed that the annualized returns of the Fund’s Investor Class for the one-, three-, five- and ten-year periods ended December 31, 2020 were in the fourth, fourth, fourth and third quintiles, respectively, of its performance universe (the first quintile being the best performers and the fifth quintile being the worst performers), which exceeded its performance universe median for the ten-year period ended December 31, 2020. In assessing performance for the more recent periods, the Board noted that the specific rankings of the Investor Class for the one- and three-year periods ended December 31, 2020 were in the 67th and 63rd percentiles, respectively, of its performance universe. As to the Institutional Class, the annualized returns for the one, three- and five-year periods ended December 31, 2020 were in the fourth, third and fourth quintiles, respectively, of its performance universe, with specific rankings in the 63rd and 59th percentiles of its performance universe for the one- and three-year periods ended December 31, 2020, respectively. The Board also observed that the Fund underperformed the benchmark for each period reviewed.
In evaluating the Fund’s investment performance and the performance of each Sub-Adviser, the Board noted that Mellon commenced management of its allocated portion of the Fund’s portfolio in August 2018. The Board also took into account each Sub-Adviser’s investment decision-making process, the organization, composition and experience of its investment personnel and its portfolio risk controls, among other things. In addition, the Board considered each Sub-Adviser’s performance attribution commentary, including explanations regarding the impact of particular exposures and strategies on the performance of its sleeve of the Fund, such as currency exposures, sector allocations, yield curve positioning and interest rate strategies, among other things. Performance results were also assessed in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus, and in light of the overall recent market conditions.

The Board’s evaluation of performance results was informed by its understanding of GWCM’s processes for overseeing and analyzing each Sub-Adviser’s performance, including GWCM’s systematic approach to performance monitoring. In this connection, the Board noted GWCM’s assessment that Franklin has lagged over the past year due to short duration and currency positioning, while Mellon has outperformed primarily due to allocation within corporate credit.
The Board also considered GWCM’s efforts to seek to remediate the Fund’s underperformance, including by recommending the engagement of Mellon in August 2018 and, in light of Franklin’s underperformance in particular, by reducing Franklin’s allocation of the Fund’s portfolio, from 40% to 20% in June 2020. Noting GWCM’s intention to propose a replacement sub-adviser for Franklin’s allocated portion of the Fund’s portfolio at the Board’s June 2021 meeting, the Board considered that the proposed continuation of the Franklin Sub-Advisory Agreement is for the limited purpose of ensuring uninterrupted provision of portfolio management services to the Fund during the transition from Franklin to a new sub-adviser to partner with Mellon.
Taking all of the foregoing into account, the Board determined that it was satisfied with the explanations for, oversight of, and information provided regarding the Fund’s investment performance.
Costs and Profitability
The Board received and considered information regarding the cost of services provided by GWCM and Mellon from their relationships with the Fund. The Board also reviewed an analysis prepared by Broadridge regarding the actual net advisory fee, sub-advisory fees, and advisory fee retained by GWCM for the Fund’s Investor Class and Institutional Class, as compared to share classes of other sub-advised funds within the same Lipper investment classification and publicly disclosed sub-advisory fees.
With respect to the costs of services, the Board considered the structure and the level of the investment management fees and other expenses payable by the Fund. In this regard, the Board noted that, effective May 1, 2017, the structure of the investment management fee payable by the Fund changed to a structure in which GWCM is no longer responsible for paying the Fund’s operating expenses as part of the investment management fee. The Board noted that commensurate with this new fee structure, GWCM’s investment management fee decreased as much as, or more than, the cost of the Fund’s operating expenses as of December 31, 2015, and that the operating expenses of the Fund are paid directly by the Fund effective May 1, 2017, which should allow Fund shareholders to participate in potential economies of scale over time as the Fund’s assets grow and its expense ratio declines due to fixed operating expenses. The Board further noted that the new investment management fee would include breakpoints. In addition, the Board noted that GWCM has contractually agreed for a one-year renewable term, through April 30, 2022, to limit the fees and expenses of the Fund to the total expense ratio of the Fund as of December 31, 2015, and that in the future GWCM may increase the expense limit only with the approval of the Board.
The Board noted that GWCM, not the Fund, pays the sub-advisory fee to the Sub-Advisers and that such fee was negotiated at arm’s length between GWCM and each Sub-Adviser. In evaluating the management fee and total expense ratio of the Fund’s Investor and Institutional Classes, the Board considered the fees payable by and the total expense ratios of peer groups of funds managed by other investment advisers, as determined by Broadridge, based on Lipper fund classifications. Specifically, the Board considered for each class (i) the Fund’s management fee as provided in the Advisory Agreement (the “Contractual Management Fee”) in comparison to the contractual management fees of the peer group of funds and (ii) the Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios (in all cases, net of any waivers, if applicable). In addition, the Board considered the Fund’s total expense ratio in comparison to the median expense ratios for all funds in the peer groups. As part of its comprehensive evaluation, the Board also reviewed a report from the Independent Fee Consultant assessing expenses in the context of performance.
The Board observed that the Fund’s Contractual Management Fee for each class was lower than the median contractual management fee of its respective peer group of funds. The Board also noted that the Fund’s Institutional Class total annual operating expense ratio was in the second quintile of its peer group (with the first quintile being the lowest expenses and the fifth quintile being the highest expenses) and the total annual operating expense ratio for the Fund’s Investor Class was in the third quintile of its peer group, which, as to each class, was lower than the peer group median.
The Board received information regarding the fees charged by GWCM to separate accounts and other products managed by GWCM and noted that GWCM does not manage other client accounts in the same investment style as the Fund. The Board also received information regarding the fees charged by each Sub-Adviser to a U.S. retail mutual fund it manages with similar investment objectives and strategies as the Fund and noted that, based on the information provided by each Sub-Adviser, any fees charged by each Sub-Adviser to its other retail product were competitive with the fee charged to GWCM for the Fund.

The Board further considered the overall financial soundness of GWCM and each Sub-Adviser and the profits estimated to have been realized by GWCM and its affiliates and by Mellon. The Board reviewed the financial statements from GWCM and the Sub-Advisers and profitability information from GWCM and Mellon.
With respect to GWCM’s profitability information, the Board considered the review undertaken by management in 2020 of the organization’s expense allocation methodology following an internal corporate restructuring and, following such review, GWCM’s determination to adjust the methodology used in determining profitability. In this connection, the Board took into account its discussions with management regarding the methodology as well as the analysis performed by an independent auditor, including the auditor’s conclusion that the methodology was reasonable. The Board also considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also reviewed a report from Broadridge comparing pre-tax investment management profitability margins for the latest fiscal year for certain publicly-traded advisers to fund complexes, as compared to GWCM’s estimated complex-level profits. The Board considered that, while GWCM’s overall profitability is not unreasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business and the adviser’s assumptions regarding allocations of revenue and expenses. The Board also noted that Franklin did not provide an estimate of profits related to the Fund and considered that since the agreement with Franklin is arm’s length, such information regarding Franklin was not relevant to its consideration of the continuation of the Franklin Sub-Advisory Agreement.
Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to have been realized by GWCM and its affiliates and Mellon were not unreasonable in relation to the nature, extent and quality of the services provided.
Economies of Scale
The Board received and considered information about the potential for GWCM to experience economies of scale in the provision of services to the Fund and the extent to which potential scale benefits are shared with shareholders. In evaluating economies of scale, the Board considered, among other things, the current level of management and sub-advisory fees payable by the Fund and GWCM, respectively, and whether those fees include breakpoints, as well as comparative fee information, the profitability and financial condition of GWCM, and the current level of Fund assets. The Board noted that GWCM shares potential economies of scale from its business in a variety of ways, including through fee waiver arrangements, services that benefit shareholders, competitive management fee rates set at the outset, and investments in the business intended to enhance services available to shareholders. In its evaluation the Board noted that both the management fee schedule and the sub-advisory fee schedule for the Franklin Sub-Advisory Agreement contained breakpoints that would reduce the relevant fee rate on assets above specified levels as the Fund’s assets increased. The Board considered that, although the breakpoints in the Franklin sub-advisory fee schedule take effect at lower asset levels than for the management fee, the sub-advisory fee under the Franklin Sub-Advisory Agreement is paid by GWCM out of the management fee that it receives under the Advisory Agreement and the sub-advisory fees are negotiated at arm’s length. While the fee schedule for the Mellon Sub-Advisory Agreement does not include breakpoints, the Board noted Mellon’s statement that its low, at-scale sub-advisory fee already encompasses economies of scale.
The Board also reviewed data provided by Broadridge regarding the percentage of the management fee retained by GWCM, which was above the median of the Fund’s Lipper investment classification. In considering the foregoing, the Board noted GWCM’s assessment that the data suggests that there may either be a mix of actively and passively managed strategies included in the classification or a wide range of fund assets and, for at least half of the peer funds, the investment adviser retains none of the management fee. In addition, the Board noted GWCM’s statement that in the course of its search for a replacement sub-adviser, none of the candidate firms quoted fees at or below the median sub-advisory fee included in the analysis. The Board also recalled its observation that the Fund’s Contractual Management Fee for each class was lower than the median contractual management fee of its respective peer group of funds.
Based on the information provided, the Board concluded that GWCM’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other Factors
The Board received and considered information regarding ancillary benefits derived or to be derived by GWCM or each Sub-Adviser from their relationships with the Fund as part of the total mix of information evaluated by the Board. The Board noted Franklin’s statement that it may benefit indirectly from its relationship with the Fund, including through the reputational benefit of being employed by GWCM and—to the extent that Franklin includes the Fund’s assets and performance record in composites it uses—contribute to Franklin’s ability to obtain additional clients for its investment management services. As to Mellon, the Board noted the Sub-Adviser’s statement that it cannot estimate any indirect benefits to be received.
The Board noted where services were provided to the Fund by affiliates of GWCM, including, in particular, the various recordkeeping, administrative and shareholder services provided by Empower Retirement, LLC (“Empower”) pursuant to a shareholder services agreement, effective April 29, 2020. (Great-West Life & Annuity Insurance Company (“GWL&A”), the parent company of Empower and GWCM, previously provided shareholder services pursuant to an agreement dated May 1, 2015.) In addition to the foregoing arrangements, the Board took into account the fact that the Fund is used as a funding vehicle under variable life and annuity contracts offered by insurance companies affiliated with GWCM and as a funding vehicle under retirement plans for which affiliates of GWCM may provide various retirement plan services. Additionally, the Board considered the extent to which GWL&A and/or its affiliated insurance companies may receive benefits under the federal income tax laws with respect to tax deductions and credits.
The Board concluded that the Fund’s management and sub-advisory fees were reasonable, taking into account any ancillary benefits derived by GWCM or the Sub-Advisers.
Conclusion
Based upon all the information considered and the conclusions reached, the Board determined that the terms of each Agreement continue to be reasonable and that the continuation of the Agreements is in the best interests of the Fund.

Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), at a meeting held on June 9-10, 2021 (the “Meeting”), unanimously approved (i) the investment sub-advisory agreement (the “BlueBay Agreement”) between the Company, Great-West Capital Management, LLC (“GWCM”) and BlueBay Asset Management LLP (“BlueBay”) and (ii) the investment sub-advisory agreement (the “Insight Agreement”) between the Company, GWCM and Insight North America LLC (“Insight” and together with BlueBay, the “Sub-Advisers” or each, a “Sub-Adviser”), each with respect to the Great-West Global Bond Fund (the “Fund”). (The BlueBay Agreement and the Insight Agreement are referred to together as the “Agreements” or each, an “Agreement.”)
Pursuant to its respective Agreement, each Sub-Adviser, subject to general supervision and oversight by GWCM and the Board, will be responsible for the day-to-day management of the investment and reinvestment of the assets of its allocated portion of the Fund’s portfolio, which includes making decisions to buy, sell or hold any particular security.
In approving each of the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each Director’s business judgment after a comprehensive consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. The Independent Directors were assisted in their deliberations by independent legal counsel.
With respect to Insight, the Board considered that Mellon Investments Corporation (“Mellon”), a current sub-adviser of the Fund, and Insight are indirect wholly owned subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon Corp.”) and that BNY Mellon Corp. intends to transfer the Mellon portfolio management team responsible for Mellon’s allocated portion of the Fund’s portfolio to Insight on or about August 31, 2021 (the “Reorganization”). The Board further considered that Mellon commenced management of its allocated portion of the Fund’s portfolio in August 2018 and that the Board most recently approved the continuation of the investment sub-advisory agreement between the Company, GWCM and Mellon at its meeting held on April 20, 2021 (the “April Meeting”) as part of a multi-faceted annual review process.
Based upon its review of the Agreements and the information provided to it, the Board concluded that each Agreement was reasonable in light of the services to be performed, fees to be charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the Agreements are discussed below.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services to be provided to the Fund by each Sub-Adviser. Among other things, the Board considered each Sub-Adviser’s personnel, experience, resources and performance track record of managing a strategy similar to that which will be used for the Fund (and for Insight, Mellon’s performance track record in managing its allocated portion of the Fund’s portfolio), its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund. The Board also reviewed the qualifications, education, experience and tenure of the portfolio managers to be responsible for the day-to-day management of the Fund. In addition, the Board considered each Sub-Adviser’s reputation for management of its investment strategies, its investment-decision making process, its disaster recovery procedures, including cybersecurity risk mitigation, its overall financial condition and ability to carry out its obligations to the Fund, its technical resources, operational capabilities and safeguards, and compliance policies and procedures, as well as each Sub-Adviser’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. With respect to Insight, the Board also considered Insight’s representations that the Sub-Adviser personnel providing services to the Fund would remain the same after the Reorganization, that the Reorganization would not impact the nature or quality of services provided by the Sub-Adviser to the Fund and that the Reorganization would not impact the resources, focus, culture or operations of the Sub-Adviser. The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Sub-Advisers.

Investment Performance
The Board considered the investment performance of BlueBay as provided by GWCM. The Board reviewed gross of fees performance information of a similar strategy managed by BlueBay for the three-month, one-year, three-year and five-year periods ended March 31, 2021 as compared against the Fund’s new benchmark and the Morningstar global bond group. The Board noted that the Sub-Adviser outperformed the Fund’s benchmark and the Morningstar global bond category for the one- and three-year periods but underperformed the Fund’s benchmark and the Morningstar global bond category for the other periods reviewed. For Insight, the Board noted the performance information regarding the Fund it considered at the April Meeting. The Board considered information provided by GWCM representing that each Sub-Adviser’s investment strategy and investment performance is complementary to those of the other in concluding that it was satisfied with the investment performance of each Sub-Adviser.
Costs and Profitability
The Board considered the costs of services to be provided by each Sub-Adviser. With respect to the costs of services, the Board considered the structure and level of the sub-advisory fees payable by GWCM to each Sub-Adviser. In evaluating the sub-advisory fees payable to BlueBay, the Board considered information regarding the Sub-Adviser’s fee schedules for other funds managed by the Sub-Adviser in the same investment style as the Fund and noted that, based on the information provided by the Sub-Adviser, the fee proposed to be charged to GWCM for the Fund was lower than such fee schedules. For Insight, the Board noted the information it received at the April Meeting regarding the fees charged by Mellon to a U.S. retail mutual fund it manages with similar investment objectives and strategies as the Fund.
The Board also considered the overall financial soundness of each Sub-Adviser. The Board reviewed the statement of financial condition of each Sub-Adviser and the profits estimated to have been realized by Mellon as provided at the April Meeting. Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to have been realized by Mellon were not unreasonable in relation to the nature, extent and quality of the services provided. The Board noted that BlueBay did not provide an estimate of profits to be realized related to the Fund and concluded that, since the agreement with the Sub-Adviser is at arm’s length, such information regarding the Sub-Adviser was not relevant to its consideration of the BlueBay Agreement.
Economies of Scale
In evaluating economies of scale, the Board considered, among other things, the level of sub-advisory fees payable by GWCM and whether those fees include breakpoints and the current level of Fund assets that will be allocated to each Sub-Adviser. Based on the information provided, the Board concluded that the sub-advisory fee schedules reflect an appropriate recognition of economies of scale.
Other Factors
The Board considered ancillary benefits to be derived by each Sub-Adviser from its relationship with the Fund as part of the total mix of information evaluated by the Board. As to BlueBay, the Board considered BlueBay’s statement that its management of assets of the Fund would be accretive to BlueBay’s scale. As to Insight, the Board noted Mellon’s previous statement considered at the April Meeting that the Sub-Adviser cannot estimate any indirect benefits to be received from its relationship with the Fund, although the Board considered that an affiliate of Insight is the custodian of the Fund. The Board concluded that the proposed sub-advisory fees were reasonable, taking into account any ancillary benefits to be derived by the Sub-Advisers.
Conclusion
Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Agreement are reasonable and that the approval of the Agreements is in the best interests of the Fund.
Approval of Amendment to Investment Advisory Agreement
The Board of the Company, including the Independent Directors, approved an amendment to the investment advisory agreement (the “Amendment”) with GWCM for the Fund at the Meeting. As part of its consideration, the Board reviewed materials received from GWCM. The Board also considered materials previously provided by legal counsel, and the Independent Directors met with their independent legal counsel to review the materials provided.

In connection with the review process, the Board considered that, at the April Meeting as part of a multi-faceted annual review process, the Board considered information regarding, among other things, the nature, extent and quality of services provided by GWCM and the advisory fee rate and total expense ratio of the Fund, along with performance information for the Fund. The Board also compared the advisory fee rate and expense ratio of the Fund to fees and expense ratios of a peer group of funds based on data compiled by Broadridge Financial Solutions, Inc., an independent provider of investment company data. The Board noted that, pursuant to the Amendment, the advisory fee schedule would be reduced. The Board noted that GWCM also agreed to reduce the Fund’s expense limit. The Board also noted that the contractual advisory fee as provided in the Amendment for each of the Fund’s Investor and Institutional Classes was lower than the median contractual management fee of its respective peer group of funds. The Board also observed that the Fund’s Institutional Class total annual operating expense ratio would continue to be in the second quintile of its peer group (with the first quintile being the lowest expenses and the fifth quintile being the highest expenses) and the total annual operating expense ratio for the Fund’s Investor Class would continue to be in the third quintile of its peer group, which, as to each class, was lower than the peer group median. The Board further considered the Fund’s asset size and GWCM’s representation that the change in fees would not diminish the quality or quantity of services GWCM provides to the Fund.
Based on all of the information considered, in particular the information received and considered at the April Meeting, as supplemented at the Meeting, the Board determined that the terms of the Amendment are reasonable and that the approval of the Amendment is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

1 In 2015, Broadridge acquired the fiduciary services and competitive intelligence business unit from Lipper, Inc. (“Lipper”).

ITEM 2.	CODE OF ETHICS.
Not required in filing.
ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not required in filing.
ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not required in filing.
ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6.	INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K.
ITEM 11.	CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.
(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12.	DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 13.	EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant’s Form N-CSRs filed on February 27,2020 (File No. 2-75503).
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:August 18, 2021
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:August 18, 2021
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:August 18, 2021